                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):        OCTOBER 31, 2002
                                                         ----------------



                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



               DELAWARE                                       333-81454                                      25-1824148
   -------------------------------                    ------------------------                         ----------------------
   (State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
   incorporation or organization)                                                                      Identification Number)


   2500 YORK ROAD
   JAMISON, PENNSYLVANIA                                                                                        18929
   -------------------------------                                                                     ----------------------
   (Address of principal executive offices)                                                                  (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000


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         (Former name or former address, if changed since last report.)


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Item 7.      Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending October 31, 2002, payment date November 13, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending October 31, 2002, payment date November 13, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending October 31, 2002, payment date November 14, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending October 31, 2002, payment date November 12, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending October 31, 2002, payment date November 12, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending October 31, 2002, payment date November 12, 2002

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending October 31, 2002, payment date November 12, 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DVI Receivables Corp. VIII
                                                    ---------------------------
                                                          (Registrant)



Dated:  November 15, 2002                     By:   /s/ Steven R. Garfinkel
                                                    ----------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer


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